EXHIBIT 10.39(k)

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-054/98

This Amendment No.11 ("Amendment 11") dated as of July 31, 2001 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), and relates to Purchase Agreement No. DCT-054/98 dated December 23, 1998, as amended from time to time (the "Purchase Agreement") for the purchase of up to fifty (50) newly manufactured EMB-135 aircraft (the "AIRCRAFT").

This Amendment 11 sets forth the further agreements between EMBRAER and BUYER relative to the EMB-135 Purchase Agreement and certain changes requested by BUYER in the Aircraft configuration described in Exhibit "1" of Amendment 5 to the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 11 and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

  Installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured AIRCRAFT from the SIXTEENTH (16th) through the FIFTIETH (50th), shall include [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured AIRCRAFT from the TWENTY-SEVENTH (27th) through the FIFTIETH (50th) Aircraft shall incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured AIRCRAFT from the TWENTY-EIGHTH (28th) to the FIFTIETH (50th) Aircraft shall incorporate a modification of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured AIRCRAFT from the TWENTY-EIGHTH (28th) to the FIFTIETH (50th) Aircraft shall include the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured AIRCRAFT from the TWENTY-EIGHTH (28th) to the FIFTIETH (50th) Aircraft shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  New ISIS Part Number

    Each of the newly manufactured AIRCRAFT from the TWENTY-EIGHTH (28th) to the FIFTIEH (50th) Aircraft shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured AIRCRAFT from the TWENTY-EIGHTH (28th) to the FIFTIETH (50th) Aircraft shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  The text of Article 7a. Of the Purchase Agreement is hereby deleted and replaced with the following:

The AIRCRAFT shall be delivered in accordance with the provisions and schedules specified in Article 5 hereof. EMBRAER will give BUYER notice ("Final Delivery Notice") of the date on which EMBRAER considers that each AIRCRAFT will be ready for inspection which shall be at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days prior to the "AIRCRAFT CONTRACTUAL DELIVERY DATE" for such AIRCRAFT (the "Inspection Date"). The Final Delivery Notice will be provided to Buyer by Embraer at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days prior to the Inspection Date.

For the affected AIRCRAFT referred to in paragraph 1 through 7 above, considering the changes in configuration and in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be adjusted in order to reflect the change(s) referred to in this Amendment 11. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 11, shall remain in full force and effect without any change.

[Signature page follows.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 11 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /s/ Frederico Fleury Curado By : /s/ Frederick S. Cromer

Name : Frederico Fleury Curado Name : Frederick S. Cromer

Title : Executive Vice President Title : Vice President

Airline Market

By : /s/ Flavio Rimoli

Name : Flavio Rimoli

Title : Director of Contracts

Date :__________________________ Date: July 31, 2001

Place :__________________________ Place: Houston, Texas

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name: Amy K. Sedano